                                                                 Exhibit 10.1
                                                                 ------------

                       Executive Stock Purchase Loan Plan
                       ----------------------------------


         On July 28, 1994, Eastern's Board of Trustees approved a program under which certain senior officers, including each executive officer of Eastern, may borrow up to $150,000 to purchase shares of Common Stock of Eastern, either on the open market or by exercise of stock options, pursuant to an unsecured promissory note bearing interest at the IRS Applicable Federal Short-Term Rate in effect at the time of the loan, payable on demand after 210-days prior notice. Such notes shall be in the form attached hereto and included in this
Exhibit 10.1.

                             DEMAND PROMISSORY NOTE





$ _________________                                   WESTON, MASSACHUSETTS
                                                      ________, 199__



         FOR VALUE RECEIVED, the undersigned hereby promises to pay to Eastern Enterprises, or any successor thereof ("Eastern"), or order, on demand as specified below, at the principal offices of Eastern at Weston, Massachusetts, or at such other place as the holder may designate, the principal amount of $ __________________________, with interest on the unpaid principal balance from the date hereof until this note is paid in full, and interest on any past due interest payments from the due date thereof until paid, at a rate of _______ % per annum. Interest shall be payable on the date on which the principal amount is due and, in addition, shall be payable in arrears on the 15th day (or, if such day is not a business day, on the next business day following such 15th day) of each January, April, July and October prior to the principal amount becoming due.

         The undersigned may prepay all or any portion of the principal balance of this note at any time, without premium or penalty, provided that any prepayment of all principal shall be accompanied by payment of all accrued interest.

         The unpaid principal balance, along with accrued interest, shall be due and payable on the 210th day following the date on which written demand therefor is given to the undersigned (or, if such day is not a business day, on the next business day following such 210th day). Such demand shall be deemed given when any written demand for payment hereunder is delivered by hand or is sent via registered or certified mail, return receipt requested, postage prepaid, by the holder to the undersigned at the address set forth under his or her signature below, or to such other address as the undersigned may specify for such purpose in writing to the holder. Except to the extent expressly provided in the foregoing sentence, the undersigned hereby waives presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance or enforcement of this note.

         In the event that the undersigned fails to pay when due any amount hereunder or any other obligation to the holder with respect to borrowed money or the extension of credit, or fails to generally pay his or her debts as they become due, or upon the insolvency of the undersigned, appointment of a custodian of any part of the property of the undersigned, assignment for the benefit of creditors by the undersigned, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the undersigned (which, in the case of a proceeding commenced against the undersigned, is not dismissed within 90 days), the unpaid principal balance, along with accrued interest, may, at the option of the holder, be declared immediately due and payable.

         The undersigned will pay on demand all costs of collection and attorneys' fees paid or incurred by the holder hereof in enforcing the obligations of the undersigned hereunder.

         As used herein, the term "holder" shall mean the payee or any endorsee or assignee of this note.

         This note shall have the effect of an instrument executed under seal and shall be governed by and construed and enforceable in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws.



Attest: __________________________          ______________________________
                                                 (Signature)


                                                  ________________________
                                                  (Address)
                                                  ________________________

                                                  ________________________





                                       2